2020 Annual Meeting of Shareholders May 8, 2020 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, disease outbreaks and pandemics such as the novel coronavirus (“COVID-19”), rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, and the current implications of Covid-19, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this press release. Except as required by applicable law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation also includes certain market and projected growth data that is based on various publicly available sources, the Company’s own estimates and a number of assumptions and limitations. The data have been obtained or derived from sources believed to be reliable, but the Company has not independently verified such information and assumes no responsibility for the accuracy of such information. In addition, assumptions and estimates of energy markets and future performance and demand for energy sources are necessarily subject to a higher degree of uncertainty and risk due to a variety of factors. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release on March 16, 2020 and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, filed with the SEC on January 22, 2020, our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2020, filed with the SEC on March 16, 2020.

Purpose Statement Enable the world to live a life empowered by clean energy

A Global Leader in Fuel Cell Technology Operating Since 1969

COMPANY OVERVIEW

- FuelCell Energy delivers clean and affordable fuel cell solutions for the supply, recovery and storage of energy
- The Company's SureSource fuel cell systems provide continuous, baseload power and are deployed with utility, municipality, university and industrial and commercial enterprise customers
- Turn-key solutions include everything from the design and installation of a project to the long-term operation and maintenance of the fuel cell system

GLOBAL CUSTOMERS

Pfizer, ExxonMobil, TOYOTA, City of Tulare, LIPA, University of California San Diego, City of Riverside, American Electric Power, Pepperidge Farm, Radisson, Clearway Energy, Central Connecticut State University, Federal Ministry of Education and Research, Pacific Gas and Electric Company, KOSPO, Southern California Edison, e.on, cmeec, Avangrid, Friatec, Hartford Hospital

COMPANY HIGHLIGHTS[1]

Danbury, CT	Headquarters
~300	Employees
Ticker	FCEL (NASDAQ)
3	Continents
57	Global plant installations
>255 MW	Deployed Capacity in Field
10+ Million MWh	Generated Since 1969
$60.8M	**FY2019 Revenue**

REVENUE DRIVERS

SERVICE & LICENSE	ADVANCED TECHNOLOGIES	GENERATION	PRODUCT
			

FY2019 Revenue

SERVICE & LICENSE	ADVANCED TECHNOLOGIES	GENERATION	PRODUCT
$26.6M	$19.6M	$14.0M	$0.5M

High Visibility to Recurring Revenue

Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology

(1) As of the quarter ended January 31, 2020 unless otherwise noted

fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 4

Long-term Macro Trends Supporting Clean Energy

Sustainable Clean Energy

Renewable energy exceeded coal for the first time by providing 23% of U.S. power generation, compared to coal's 20% share[(1)] in April 2019

FuelCell Energy expected to benefit from broader shift towards consumption of clean energy/power generation

Grid Resiliency and Reliability

Intermittency of power resources, natural disasters, and events such as the California fires have increased public awareness of grid limitations

FuelCell Energy's on-site power generation solutions are ideal for installations requiring continuous 24/7 power such as hospitals, schools, and large businesses

Carbon Reduction

Paris Climate Agreement: global economies committed to become carbon neutral by 2050

FuelCell Energy has the only technology in the world that produces power while capturing carbon, which we believe is the best technology today to achieve this 2050 goal

Regulatory Support

State and local governments are driving clean energy and climate policies; in 2018 more than 90 U.S. cities and towns have committed to sourcing their electricity from 100% renewables[(2)]

FuelCell Energy supports the environmental objectives of state and local government

Well Positioned to Meet Growing Demand

(1) Source: Guardian
(2) Sierra Club

fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 5

FuelCell Energy Market Opportunity – Generation, Equipment Sales & Service Significant Potential to Expand Market Adoption Baseload is the largest segment of the U.S. electricity market U.S. Electricity Generation 4,076,675,000 Megawatt hours (MWh) U.S. Electricity Baseload: 77% 3,139,039,750 MWh Alternative Energy Baseload: 27% 1,100,000,000 MWh 810,000 MWh ~85% of fuel cell capacity has come online since 2013 $10B Equipment Market $15B Services Market 3 GW Storage $49B Equipment Market $73B Services Market 16 GW Carbon Capture Global Market1 $70B Equipment Market $104B Services Market Source: Company data. All market estimates represent FCE's near-term penetration of Total Addressable Markets.  Power generation market penetration assumption varies by market, ranging 0.5% to 5% depending on application & geography—average is 1%. Represents 1% of total market opportunity FuelCell Energy Baseload: 0.02% $7B Equipment Market $11B Services Market 2 GW Distributed Power $4B Equipment Market $5B Services Market 1 GW Distributed Hydrogen

Global Track Record

More than 10 Million MWh generated by SureSource power plants

Grid Support with CHP

- Power sold to grid
- Heat sold to district heating system
- 20 MW KOSPO site built in 2018
- 6 month construction time
- Potential to easily scale larger


KOSPO



Grid Support / Urban Redevelopment

- Power sold to grid
- Enhance resiliency
- Brownfield revitalization
- 15 MW on 1 ½ acres
- Only 12 mo. Installation
- Owned by FuelCell

Resiliency for Pharma

- 5.6 MW with steam for company campus
- Predictable power solving grid quality issues
- Immediate savings vs. grid
- Sustainability


Pfizer


AVANGRID

Fuel Cell / Solar Integration

- Utility-owned, rate-based
- Enhance resiliency
- 2.8 MW fuel cell on ¼ acre
  - *~23,000 MWh annually*
- 2.2 MW solar on ~9 acres
  - *~3,000 MWh annually*

fuelcellenergy
FUELCELL ENERGY INVESTOR PRESENTATION 7

Recent Developments

2019 | **2020**

KEY ACCOMPLISHMENTS

2019

June
- **Tony Leo appointed CTO** and **Mike Lisowski appointed COO**

August
- **Jason Few appointed CEO**
- **Fully implemented business restructuring initiatives** to realize annualized operating savings of approximately $15 million

October
- **Entered strategic agreement with E.ON** to develop the European Market

November
- **Announced $200M corporate loan facility** with an 8-year term; Initial draw of $80M completed; enhanced liquidity to complete existing backlog
- **Announced Ending engagement with Huron** to assist with restructuring services, based on progress made by the Company
- **Announced expanded joint-development agreement** with ExxonMobil affiliate to enhance carbon capture technology: Up to $60M

December
- **Achieved significant progress on Connecticut Municipal Electric Energy Cooperative (CMEEC)** Fuel Cell Microgrid Project located on the U.S. Naval Submarine Base, Groton, CT
- **Completed Tulare BioMAT project,** with expected annual revenue in excess of $2.5M

2020

January
- **Announced update on 7-year extended life stack modules;** 7-year modules have been deployed for one year, realizing 40% stack replacement operating cost reductions vs. previous 5-year stack modules
- **Announced Powerhouse Business Strategy**

February
- **Closed tax equity sale-leaseback financing for the 2.8 MW Tulare BioMAT Fuel Cell Project with Crestmark**

March
- **Continued development of its Toyota Port of Long Beach SureSource Hydrogen project,** after CPUC reaffirmed use of directed biogas is permissible
- **Announced FQ1'2020 results;** solid gross margins at 20% and 51% reduction in operating costs vs Q1'2019

April
- **Announced commercial operation of Triangle Street Project;** first deployment of the SureSource 4000 high efficiency fuel cell power plant

May
- **Construction begins on San Bernardino biofuels project;** 1.4M SureSource 1500 will run on the city's anaerobic digester gas utilizing the Company's proprietary SureSource Treatment System

Recent Strategic Actions Position FuelCell Energy for Long-term Success fuelcellenergy
FUELCELL ENERGY INVESTOR PRESENTATION 8

FuelCell Energy Operating Portfolio and Project Backlog Overview Refers to FCEL fiscal quarter (1) (1)

Long-Term Targets and Goals Strengthened Financial Position Will Enable Profitable Growth FY 2022 Targets Grow Generation Portfolio(1) 100% Revenue Growth(1) Double-digit CAGR Adjusted EBITDA Deliver Positive Adjusted EBITDA Keys to Business Plan Achievement: Execution on project backlog Winning new business around the world Continued cost control Achieving project milestones Efficient capital deployment Achieve grid parity Sustained positive EBITDA Positive free cash flow Deliver strong returns on invested capital Future Goals As compared to results for the fiscal year ended October 31, 2019

Key Company Highlights Strengthened balance sheet with funding secured to deliver long-term projects to generate recurring revenue 1 New leadership committed to project execution, achieving financial milestones and operational efficiencies 2 On a three-year path of execution to Transform, Strengthen and Grow the organization for long-term success 4 Superior technology for ultra-clean, reliable and scalable baseload power 3